UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 15, 2022

BIOATLA, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39787	85-1922320
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11085 Torreyana Road
San Diego, California		92121
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 858 558-0708

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	BCAB	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)

On September 15, 2022, the Compensation Committee of the Board of Directors of BioAtla, Inc. (the “Company”) adopted the BioAtla, Inc. Management Change of Control Severance Plan (the “Plan”).

Eric Sievers, M.D., the Company’s Chief Medical Officer, and Christian Vasquez, the Company’s Vice President of Finance, Controller and Secretary, are eligible to participate in the Plan. Our other named executive officers are ineligible to participate in the Plan because they have previously entered into individual severance agreements.

Participants under the Plan are eligible to receive the following payments and benefits in the event of a termination by the Company without Cause or a Resignation by the Participant with Good Reason, in each case, during the twelve month period following a Change of Control:

•
a lump sum payment equal to 0.75 times the sum of the participant’s base salary for Vice Presidents and 1.0 times the sum of the participant’s base salary for Senior Vice Presidents and above;
•
a prorated portion of the participant’s target bonus amount for the year of termination; and
•
full vesting of the participant’s outstanding equity awards (assuming target achievement of any applicable performance-based vesting criteria to the extent the performance period has not yet been completed).

Receipt of benefits under the Plan is conditioned upon the Participant’s execution of a general release of claims and compliance with certain restrictive covenants running in favor of the Company.

The foregoing summary is qualified in its entirety by reference to the Plan, a copy of which is attached hereto as Exhibit 10.1 and which is incorporated herein by reference. All capitalized terms used above and not otherwise defined shall have the meaning given to such terms in the Plan.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
10.1	BioAtla, Inc. Management Change of Control Severance Plan
104	Cover Page Interactive Data File

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BioAtla, Inc.

Date:	September 21, 2022	By:	/s/ Jay M. Short
Jay M. Short Chief Executive Officer